UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-576

Northeast Investors Trust

(Exact name of Registrant as specified in charter)

125 High Street, Room 1802 Boston, MA 02110

(Address of principal executive offices) (Zip code)

David Randall 125 High Street, Room 1802 Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 857-263-8100

Date of fiscal year end: September 30

Date of reporting period: September 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A Registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. 3507.

Item 1. Reports to Stockholders.

NORTHEAST

INVESTORS

TRUST

A NO LOAD FUND

Annual Report

For the Year Ending

September 30, 2014

Dear Fellow Shareholders:

Northeast Investors Trust finished up Fiscal Year 2014 strongly, posting a full-year total return of 8.1%, which compares favorably with the 7.2% return on the BofA Merrill Lynch US High Yield Index. The outperformance came principally during the second half of the fiscal year, when our defensive positioning proved useful during the period of market turbulence. Furthermore, because the Trust was overweight with shorter-term securities for much of the fiscal year, we consider our risk-adjusted returns to be even stronger than the figures above suggest.

Looking forward, we believe that there are conflicting outlooks to be weighed. Our central case is that the U.S. Treasury market is aggressively pricing in a trajectory for the ultimate increase in interest rates that is too gradual and that carries too low a terminal rate. This thinking suggests that we maintain our defensive posture with respect to the potential for rising interest rates.

We do, however, see risks to this approach. We have long been concerned by the rapid expansion of credit in emerging market nations and these developments are becoming increasingly topical. We believe that a needed slowdown in capital investment in those economies will serve to keep general commodity pricing low, as well as the attendant rate of inflation globally. In particular, we are very interested in how China will manage the challenge of credit expansion in its so-called “shadow banking sector”. This viewpoint suggests that we should extend the portfolio’s average maturity, albeit simultaneously focusing on what we believe to be the lower-risk credits in the high yield market.

With that said, we added incremental yield — and therefore incremental risk — on both a strategic and tactical basis to the portfolio toward the end of the fiscal year. Within specific industries, we believe that the market sell-off during the summer produced some pockets of value, most notably in the energy sector. While oil and gas prices have weakened, we believe that credit cushions are better than reflected in today’s bond prices.

As always, we remain significant and growing shareholders in the Trust, and so there is continued mutuality of interest in the performance of the fund.

Sincerely,

Bruce H. Monrad

Chairman of the Trustees

Historical Information (unaudited)

	At End of Fiscal Year			Distribution Per Share During Fiscal Year		Average Monthly Net Asset Value
Fiscal Year Ended Sept. 30	Full Shares Outstanding	Net Asset Value Per Share	Total Net Assets	From Net Income	From Capital Gain
1950(a)	27,685	$10.12	$280,172	$0.22	$0.0000	$9.86
1951	51,070	11.09	566,238	0.60	0.2709	10.71
1952	78,519	11.33	889,359	0.61	0.2597	11.28
1953	96,413	10.83	1,044,115	0.65	0.1046	11.57
1954	131,031	14.17	1,855,734	0.61	0.2269	12.75
1955	159,278	16.93	2,695,322	0.675	0.3886	16.30
1956	168,256	16.87	2,837,437	0.745	0.3185	17.65
1957	180,360	14.57	2,626,103	0.76	1.2450	16.72
1958	210,929	16.55	3,489,777	0.76	0.6658	15.75
1959	259,709	16.77	4,354,809	0.76	1.6951	18.36
1960	316,915	15.73	4,986,360	0.79	0.5663	16.58
1961	391,126	17.23	6,739,320	0.80	0.8179	17.33
1962	492,454	16.48	8,111,024	0.80	0.4345	17.45
1963	676,976	17.80	12,046,866	0.80	0.4134	17.70
1964	981,037	18.48	18,122,167	0.83	0.4899	18.36
1965	1,238,570	18.46	22,855,525	0.84	0.4642	18.80
1966	1,445,424	16.03	23,163,540	0.86	0.4346	18.08
1967	1,644,607	17.31	28,454,561	0.90	0.3157	17.08
1968	1,954,413	17.74	34,657,130	0.94	0.4357	17.31
1969	2,225,423	15.30	34,032,661	0.99	0.4378	17.07
1970	2,618,638	14.15	37,049,008	1.035	0.0000	14.57
1971	3,174,649	15.23	48,329,677	1.10	0.0000	15.04
1972	3,924,201	15.75	61,787,749	1.15	0.0000	15.74
1973	4,541,622	15.18	68,896,938	1.14	0.0000	15.62
1974	4,735,497	12.35	58,446,955	1.16	0.0000	13.95
1975	5,995,696	13.04	78,126,666	1.21	0.0000	13.10
1976	8,067,930	14.57	117,514,100	1.25	0.0000	14.02
1977	10,781,998	14.93	160,882,937	1.28	0.0000	14.96
1978	11,838,531	14.03	166,015,297	1.28	0.0000	14.34
1979	12,463,013	13.01	162,045,583	1.285	0.0000	13.89
1980	12,405,590	11.26	139,586,138	1.34	0.0000	11.78
1981	12,249,619	9.38	114,852,760	1.395	0.0000	10.35
1982	13,360,184	10.88	145,243,484	1.41	0.0000	10.01
1983	14,361,773	11.83	169,821,605	1.44	0.0000	11.96
1984	15,324,746	10.98	168,229,381	1.46	0.0000	10.34
1985	17,887,582	12.19	217,989,344	1.46	0.0000	11.77
1986	23,037,102	13.60	313,197,229	1.46	0.0000	13.17
1987	26,987,069	12.89	347,841,198	1.46	0.0000	13.63
1988	33,268,240	12.16	404,218,905	1.94	0.0000	12.13
1989	34,498,332	11.18	385,389,718	1.54	0.0000	11.64
1990	31,459,941	8.81	277,133,819	1.43	0.0000	9.78
1991	35,220,038	8.83	310,667,350	1.34	0.0000	8.36
1992	47,684,814	9.50	452,773,909	1.15	0.0000	9.22
1993	47,797,167	9.94	474,975,825	1.02	0.0000	9.68
1994	58,148,389	10.02	582,093,443	0.99	0.0000	10.27

Historical Information (unaudited) (continued)

	At End of Fiscal Year			Distribution Per Share During Fiscal Year		Average Monthly Net Asset Value
Fiscal Year Ended Sept. 30	Full Shares Outstanding	Net Asset Value Per Share	Total Net Assets	From Net Income	From Capital Gain
1995	77,209,155	$10.33	$797,559,000	$0.96	$0.0000	$10.01
1996	110,229,375	10.90	1,200,483,907	0.99	0.0000	10.46
1997	175,955,357	11.79	2,074,181,767	1.00	0.0000	11.32
1998	196,523,494	10.42	2,046,655,613	0.96	0.0000	11.58
1999	204,309,420	10.08	2,059,107,419	0.98	0.1772	10.35
2000	157,648,926	9.08	1,430,592,442	1.115	0.0000	9.47
2001	158,103,174	7.42	1,172,141,899	0.97	0.0000	8.31
2002	208,979,224	7.05	1,471,469,994	0.67	0.0000	7.46
2003	249,615,565	7.19	1,794,728,603	0.56	0.0000	7.06
2004	247,232,032	7.59	1,875,883,401	0.63	0.0000	7.48
2005	177,891,341	7.58	1,347,278,591	0.54	0.0000	7.70
2006	183,131,641	7.60	1,390,905,673	0.585	0.0000	7.56
2007	165,291,354	7.68	1,268,436,554	0.56	0.0000	7.85
2008	118,452,760	5.94	703,572,671	0.56	0.0000	6.95
2009	154,496,180	5.74	885,806,723	0.44	0.0000	4.57
2010	120,110,979	6.03	723,592,180	0.44	0.0000	5.93
2011	84,950,722	5.52	468,925,715	0.44	0.0000	6.15
2012	99,735,587	6.03	601,338,130	0.41	0.0000	5.86
2013	135,886,143	6.44	875,171,812	0.365	0.0000	6.31
2014	83,921,225	6.48	543,360,576	0.47	0.0000	6.57
(a)	From March 1, 1950, date of organization of the Trust. The shares were initially sold on March 1, 1950 at a net asset value of $10.00 per share.

Average Annual Total Return (unaudited)

One year ended September 30, 2014	8.06%
Five years ended September 30, 2014	9.80%
Ten years ended September 30, 2014	6.05%

SEC Yield (unaudited)

Yield calculated as of September 30, 2014:    5.69%

About Your Fund’s Expenses (unaudited)

	Annualized Expense Ratio	Beginning Account Value 3/31/2014	Ending Account Value 9/30/2014	Expenses Paid During Period 3/31/2014 - 9/30/2014*
Actual Return 2.04%	0.98%	$1,000.00	$1,020.43	$5.00
Hypothetical (5% return before expenses)	0.98%	$1,000.00	$1,020.16	$4.96

Example:

As a shareholder of the Trust, you incur ongoing costs, including management fees, and other fund expenses. This example is intended to help you understand these expenses of investing in the Trust and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period shown and held for the entire period.

Actual Expenses:

The first line of the table above provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

*	Expenses are equal to the Trust’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes:

The second line of the table above provides information about hypothetical account values and hypothetical expenses based on the Trust’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Trust’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Trust and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Fixed Income Portfolio Composition (unaudited)

Distribution by Maturity

(% of portfolio)

Under 1 Year	1%
1-5 Years	62%
6-10 Years	25%
11-15 Years	0%
Over 15 Years	12%
Total	100%

Quarterly Portfolio Holdings

Each fiscal quarter-end the Trust is required to file a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”). The schedules of portfolio holdings for the second and fourth quarters are incorporated in and filed as part of the semi-annual and annual reports to shareholders. The first and third quarter schedules are filed with the SEC on Form N-Q. The Trust makes the information on Form N-Q available on its website at www.northeastinvestors.com or upon request.

Shareholders may also access and review information and reports of the Trust, including Form N-Q, at the SEC’s Public Reference Room in Washington, D.C. You can call the SEC at 1-202-942-8090 for information about the operation of the Public Reference Room. Reports and other information about the Trust are available on the SEC’s internet site at http://www.sec.gov and copies may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Public Reference Center of the Securities and Exchange Commission, Washington, D.C. 20549-0102. The Trust’s reference number as a registrant under the Investment Company Act of 1940 is 811-576.

Performance Graph — Ten Years (unaudited)

The following graph compares the cumulative total shareholder return on Northeast Investors Trust shares over the ten preceding fiscal years to the cumulative total share return on the Bank of America Merrill Lynch US High Yield Index, (High Yield Index) assuming an investment of $10,000 in both at their closing prices on September 30, 2004 and reinvestment of dividends and capital gains.

The Bank of America Merrill Lynch US High Yield Index is an unmanaged market value-weighted index comprised of approximately 2,200 domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB–/Baa3, but are not in default. It is shown for comparative purposes only and reflects no deductions for fees, expenses or taxes.

Keep in mind that past performance does not guarantee future returns, and an investment in the Trust is not guaranteed.

Year	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014
NEIT	$10,000	$10,711	$11,605	$12,596	$10,577	$11,281	$12,763	$12,559	$14,715	$16,653	$17,995
High Yield Index	$10,000	$10,670	$11,519	$12,412	$10,963	$13,413	$15,897	$16,107	$19,157	$20,516	$21,999

Summary of Net Assets

September 30, 2014 (unaudited)

	Value	% of Net Assets
Corporate Bonds, Notes & Preferred Securities
Automobile & Truck	$1,274,775	0.24%
Building Products	11,192,500	2.06%
Chemicals	57,032,321	10.50%
Coal	24,937,500	4.59%
Construction & Farming	12,740,000	2.34%
Drug Stores	525,000	0.10%
Electrical Utility	17,723,410	3.26%
Electrical Components & Equipment	12,580,000	2.32%
Energy / Natural Resources	101,307,500	18.64%
Financial Services	61,655,437	11.35%
Financial Services Misc.	7,140,000	1.31%
Food Processing	6,002,890	1.10%
Gaming	39,036,250	7.18%
Homebuilders	2,800,857	0.52%
Metals & Mining	22,772,000	4.19%
Office Electronics	24,866,953	4.58%
Oil & Gas Drilling	7,816,875	1.44%
Packaging & Container	952,996	0.18%
Paper / Forest Products	20,649,541	3.80%
Publishing	19,193,879	3.53%
Real Estate	102,500	0.02%
Retail Stores	18,065,800	3.32%
Systems Software	13,167,500	2.42%
Telecom Equipment	27,129,375	4.99%
Transportation	21,500,000	3.96%

Total Corporate Bonds, Notes & Preferred Securities	$532,165,859	97.94%
Total Asset Backed Securities	8,572,069	1.58%
Total Convertible Bonds	13,995,191	2.58%
Total Foreign Bonds	2,630,573	0.48%
Total Common & Preferred Stocks	96,014,525	17.67%

Total Investments	653,378,217	120.25%
Receivables	12,453,561	2.29%

Total Assets	665,831,778	122.54%
Liabilities	(122,471,202)	-22.54%

Total Net Assets	$543,360,576	100.00%

Schedule of Investments (a)

September 30, 2014

Asset Backed Securities — 1.58% Name of Issuer	Principal	Value (Note B)

Airline Lease — 1.58%
Aircraft Fin Trust, 0.635%, 5/15/24	$21,979,663	$8,572,069

Total Asset Backed Securities — (cost—$9,561,154)		$8,572,069

Convertible Bonds — 2.58% Name of Issuer	Principal	Value (Note B)
Food Processing — 2.58%
Chiquita Brands International, 4.25%, 8/15/16	$14,004,000	$13,995,191

Total Convertible Bonds — (cost—$12,592,581)		$13,995,191

Corporate Bonds, Notes & Preferred Securities — 97.94% Name of Issuer	Principal	Value (Note B)
Automobile & Truck — 0.24%
Delphi Corp., 6.55%, 6/15/06 (b) (c)	$36,950,000	$1,274,775

Building Products — 2.06%
Builders Firstsource, Inc., 7.625%, 6/01/21 (d)	11,000,000	11,192,500

Chemicals — 10.50%
Cornerstone Chemical Co., 9.375%, 3/15/18 (d)	12,750,000	13,387,500
Polyone Corp., 7.375%, 9/15/20	10,500,000	11,051,250
Reichhold Industries, Inc., PIK, 9%, 5/08/17 (d)	15,771,204	10,093,571
Vertellus Specialties, 9.375%, 10/01/15 (d)	22,500,000	22,500,000

		57,032,321

Coal — 4.59%
Westmoreland Coal Co., 10.75%, 2/01/18	23,750,000	24,937,500

Construction & Farming — 2.34%
Southern States Co-op, Inc., 10%, 8/15/21 (d)	13,000,000	12,740,000

Drug Stores — 0.10%
Rite Aid Corp., 10.25%, 10/15/19	500,000	525,000

Electrical Utility — 3.26%
Homer City Funding LLC, 8.137%, 10/01/19	17,041,740	17,723,410

Electrical Components & Equipment — 2.32%
Advanced Lighting Technologies, 10.5%, 6/01/19 (d)	17,000,000	12,580,000

Energy/Natural Resources — 18.64%
American Eagle Energy Co., 11%, 9/01/19 (d)	10,000,000	9,700,000
Clayton Williams Energy, 7.75%, 4/01/19	28,000,000	28,770,000
Comstock Resources, Inc., 7.75%, 4/01/19	10,000,000	10,300,000
Forest Oil Corporation, 7.25%, 6/15/19	29,500,000	27,582,500
RAAM Global Energy Co., 12.5%, 10/01/15	23,000,000	17,710,000
W & T Offshore, Inc., 8.5%, 6/15/19	7,000,000	7,245,000

		101,307,500

The accompanying notes are an integral part of the financial statements.

Corporate Bonds, Notes & Preferred Securities—(continued) Name of Issuer	Principal	Value (Note B)

Financial Services — 11.35%
Bank of America Corp. PFD, 8%	$30,000,000	$32,343,900
Bank of America Corp. PFD, 8.125%	3,000,000	3,247,500
Wells Fargo & Co. PFD, 7.98%	23,818,000	26,064,037

		61,655,437

Financial Services Misc. — 1.31%
Rialto Holdings LLC, 7%, 12/01/18 (d)	7,000,000	7,140,000

Food Processing — 1.10%
Mrs. Fields Brands, PIK, 10%, 10/24/14 (e)	1,169,878	1,052,890
Simmons Food, Inc., 7.875%, 10/01/21 (d)	5,000,000	4,950,000

		6,002,890

Gaming — 7.18%
Greektown Superholdings, 8.875%, 3/15/19 (d)	15,250,000	15,173,750
Isle Of Capri Casinos, 8.875%, 6/15/20	8,000,000	8,500,000
Isle Of Capri Casinos, 5.875%, 3/15/21	10,000,000	10,125,000
Marina District Finance, 9.875%, 8/15/18	5,000,000	5,237,500

		39,036,250

Homebuilders — 0.52%
Tousa, Inc., 9%, 7/01/10 (b) (c)	14,111,000	1,499,294
Tousa, Inc., 8.25%, 4/1/11 (b) (c)	12,250,000	1,301,563

		2,800,857

Metals & Mining — 4.19%
American Gilsonite Co., 11.5%, 9/01/17 (d)	14,650,000	15,822,000
Horsehead Holding Corp, 10.5%, 6/01/17 (d)	2,500,000	2,850,000
Horsehead Holding Corp, 9%, 6/01/17 (d)	4,000,000	4,100,000

		22,772,000

Office Electronics — 4.58%
Pitney Bowes International Holdings PFD, 6.125%, 10/30/16 (d)	23,065	24,866,953

Oil & Gas Drilling — 1.44%
Key Energy Services, Inc., 6.75%, 3/01/21	250,000	240,625
Parker Drilling Co., 7.5%, 8/01/20	7,250,000	7,576,250

		7,816,875

Packaging & Container — 0.18%
Constar, Inc. PFD (b) (e)	9,432	0
Constar, Inc., PIK,11%, 12/31/17 (e)	8,220,145	929,279
Jefferson Smurfit Corp., 8.25%, 10/01/12 (b) (c)	15,250,000	7,625
Jefferson Smurfit Corp., 7.5%, 6/01/13 (b) (c)	15,405,000	7,702
Smurfit-Stone Container, 8%, 3/15/17 (b)	8,780,000	4,390
Stone Container, 8.375%, 7/01/12 (b) (c)	8,000,000	4,000
Stone Container, 7.375%, 7/15/14 (b) (c)	5,000,000	0

		952,996

The accompanying notes are an integral part of the financial statements.

Corporate Bonds, Notes & Preferred Securities—(continued) Name of Issuer	Principal	Value (Note B)

Paper/Forest Products — 3.80%
American Tissue, Inc., 12.5%, 7/15/06 (b) (c) (e)	$14,061,292	$24,541
Cenveo Corp., 8.5%, 9/15/22 (d)	22,000,000	20,625,000

		20,649,541

Publishing — 3.53%
AMO Escrow Corp., 11.5%, 12/15/17	18,193,250	19,193,879

Real Estate — 0.02%
Forestar USA Real Estate, 8.5%, 6/01/22 (d)	100,000	102,500

Retail Stores — 3.32%
Claire’s Stores, Inc., 9%, 3/15/19 (d)	12,000,000	12,210,000
Claire’s Stores, Inc., 6.125%, 3/15/20 (d)	6,365,000	5,855,800

		18,065,800

Systems Software — 2.42%
Interface Sec. Systems Holdings, 9.25%, 1/15/18	8,500,000	8,712,500
Interface Master Holding PIK, 12.5%, 8/01/18 (d)	4,500,000	4,455,000

		13,167,500

Telecom Equipment — 4.99%
Nortel Networks LTD, 10.75%, 7/15/16 (b)	23,850,000	27,129,375

Transportation — 3.96%
Jack Cooper Holdings Corp., 9.25%, 6/01/20 (d)	20,000,000	21,500,000

Total Corporate Bonds, Notes, & Preferred Securities — (cost—$584,676,941)		$532,165,859

Foreign Bonds — 0.48% Name of issuer	Principal	Value (Note B)
Foreign Bonds — 0.48%
Republic of Argentina GDP Linked Security, FRN, 12/15/35	$34,386,574	$2,630,573

Total Foreign Bonds — (cost—$1,423,421)		$2,630,573

Common & Preferred Stock — 17.67% Name of issuer	Number of Shares	Value (Note B)

Banks/Money Centers — 7.79%
Citigroup, Inc.	816,930	$42,333,313

Diversified Chemicals — 0.69%
NL Industries	510,200	3,755,072

Food Processing — 2.61%
Viskase Cos., Inc. (b)	2,096,128	14,148,864

Gaming — 0.00%
Trump Entertainment Resorts (b) (e)	910,628	0

The accompanying notes are an integral part of the financial statements.

Common & Preferred Stock—(continued) Name of Issuer	Number of Shares	Value (Note B)

Grocery Stores — 3.62%
Core-Mark Holding Co., Inc.	370,907	$19,672,961

Marketing/Sales — 1.56%
Harry and David (b)	59,819	8,492,503

Metals & Mining — 0.00%
Ormet Corp. (b)	372,638	1,863

Manufacturing — 0.85%
Amtrol, Inc. (b) (e)	6,406	2,702,223
Amtrol, Inc. PFD (b) (e)	1,068	1,932,140

		4,634,363

Packaging & Container — 0.00%
Constar, Inc. (b) (e)	93,512	0
Rock-Tenn Co.	156	7,422

		7,422

Retail Food Chain — 0.53%
Romacorp, Inc. (b) (e) (f)	82,220	2,877,700

Transportation — 0.02%
Groupe Eurotunnel SA	5,424	66,281
Groupe Eurotunnel SA	1,925	23,524
International Airline Support Group (b)	219,540	659

		90,464

Total Common & Preferred Stocks — (cost—$111,328,152)		$96,014,525

Total Investments — 120.25% (cost—$719,582,249)		653,378,217

Net Other Assets and Liabilities — (20.25%)		(110,017,641)

Net Assets — 100%		$543,360,576

(a)	Portions of portfolio are pledged to collateralize short tem borrowings.
(b)	Non-income producing security.
(c)	Security is in principal default. As of the date of this report, the bond holders are in discussion with the issuer to negotiate repayment terms of principal.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $231,844,574 which represents 42.67% of total net assets.
(e)	Security is valued at fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees.
(f)	All or a portion of security is restricted. The Trust may invest in or acquire unregulated restricted securities. Restricted or illiquid securities are subject to legal or contractual restrictions on resale and may be illiquid. The aggregate market value of restricted securities as of September 30, 2014 is $2,877,700 which represents 0.53% of total net assets. Additional information on each holding is as follows:

Security	Acquisition Date	Acquisition Cost
Romacorp, Inc.	11/15/06	$4,118,756

PIK	Payment In Kind

FRN	Floating Rate Note

PFD	Preferred Security

The accompanying notes are an integral part of the financial statements.

Statement of Assets

and Liabilities

September 30, 2014

Assets
Investments—at market value (cost $719,582,249)	$653,378,217
Receivable for interest	10,999,986
Receivable for investments sold	1,262,879
Receivable for shares sold	190,667
Cash	29

Total Assets	665,831,778

Liabilities
Line of credit	110,857,100
Payable for shares repurchased	5,556,491
Payable for investments purchased	5,000,000
Payable for trustee fees	686,788
Accrued expenses	370,823

Total Liabilities	122,471,202
Net Assets	$543,360,576

Net Assets Consist of:
Capital, at a $1.00 par value	$83,921,225
Paid in surplus	948,340,376
Undistributed net investment income	4,098,511
Accumulated net realized loss on investments	(426,795,504)
Net unrealized depreciation of investments	(66,204,032)

Net Assets	$543,360,576

Net Asset Value, offering price and redemption price per share ($543,360,576/83,921,225 shares)	$6.48

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Year Ended September 30, 2014

Investment Income
Interest	$51,165,443
Class Action Settlement Income	2,763,325
Dividends	1,764,851
Other Income	185,778

Total Income	55,879,397

Expenses
Trustee fees	$3,386,251
Administrative expenses and salaries	1,703,678
Interest expense	702,776
Computer and related expenses	227,000
Auditing fees	205,310
Legal fees	165,590
Printing, postage and stationery fees	110,250
Commitment fees	108,373
Custodian fees	103,750
Insurance	82,125
Registration and filing fees	50,700
Telephone	14,600
Other expenses	76,375

Total Expenses	6,936,778

Net Investment Income	48,942,619

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from investment transactions	18,192,535
Change in unrealized appreciation (depreciation) of investments	(10,129,937)

Net Increase (Decrease) in Net Assets Resulting from Operations	$57,005,217

The accompanying notes are an integral part of the financial statements.

Statements of Changes

in Net Assets

	Year Ended September 30, 2014	Year Ended September 30, 2013
Increase (Decrease) in Net Assets
From Operations:
Net investment income	$48,942,619	$41,879,830
Net realized gain (loss) from investment transactions	18,192,535	(912,052)
Change in unrealized appreciation (depreciation) of investments	(10,129,937)	35,466,900

Net Increase (Decrease) in Net Assets Resulting from Operations	57,005,217	76,434,678

Distributions to Shareholders from Net Investment Income	(48,452,232)	(39,327,782)
From Net Trust Share Transactions	(340,364,221)	236,726,786

Total Increase (Decrease) in Net Assets	(331,811,236)	273,833,682

Net Assets:
Beginning of Period	875,171,812	601,338,130

End of Period	$543,360,576	$875,171,812

Undistributed Net Investment Income	$4,098,511	$2,264,645

The accompanying notes are an integral part of the financial statements.

Financial Highlights

	Year Ended September 30,
Per Share Data	2014	2013	2012	2011	2010
Net Asset Value:
Beginning of Period	$6.44	$6.03	$5.52	$6.03	$5.74

Income From Investment Operations:
Net investment income^	0.46	0.40	0.40	0.40	0.47
Net realized and unrealized gain (loss) on investment	0.05	0.38	0.52	–0.47	0.26

Total from investment operations	0.51	0.78	0.92	–0.07	0.73

Less Distributions:
Net investment income	–0.47	–0.37	–0.41	–0.44	–0.44

Net Asset Value:
End of Period	$6.48	$6.44	$6.03	$5.52	$6.03

Total Return#	8.06%	13.17%	17.17%	–1.60%	13.14%
Ratios & Supplemental Data
Net assets end of period (in thousands)	$543,361	$875,172	$601,338	$468,926	$723,592
Ratio of operating expenses to average net assets*	0.98%	0.96%	1.05%	0.92%	0.84%
Ratio of interest expense to average net assets	0.10%	0.03%	0.05%	0.10%	0.07%
Ratio of net investment income to average net assets	6.94%	6.26%	6.83%	6.45%	7.84%
Portfolio turnover rate	29.34%	20.88%	25.36%	33.34%	27.88%

*	Includes Interest Expense when applicable

^	Calculated using the Average Share Method

#	Total return reflects the rate that an investor would have earned on an investment in the Trust during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

Note A–Organization

Northeast Investors Trust (the “Trust”), a diversified open-end management investment company (a Massachusetts Trust), is registered with The United States Securities and Exchange Commission (SEC) under the Investment Company Act of 1940, as amended. The Trust follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services —Investment Companies.

Note B–Significant Accounting Policies

Valuation of Investments:  Securities for which market quotations are readily available are valued at market values determined on the basis of the last quoted sale prices prior to the close of the New York Stock Exchange (or the last quoted bid prices in the event there are no sales reported on that day) in the principal market in which such securities normally are traded, as publicly reported, or are furnished by recognized dealers in such securities. Securities may also be valued on the basis of valuations furnished by independent pricing services that use both dealer supplied valuations and evaluations based on expert analysis of market data and other factors if such valuations are believed to reflect more accurately the fair value of such securities. Such services may use various pricing techniques which take into account both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data as well as broker quotes.

Securities for which market quotations are not readily available (including restricted securities and private placements, if any) are valued at their fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees. Methodologies and factors used to fair value securities may include, but are not limited to, the analysis of current debt to cash flow, information of any recent sales, the analysis of the company’s financial statements, quotations or evaluated prices from broker-dealers, information obtained from the issuer or analysts and the nature of the existing market for securities with characteristics similar to such obligations. The Trust may use fair value pricing for foreign securities if a material event occurs that may affect the price of a security after the close of the foreign market or exchange (or on days the foreign market is closed) but before the Trust prices its portfolio, generally at 4:00 p.m. ET. Fair value pricing may also be used for securities acquired as a result of corporate restructurings or reorganizations as reliable market quotations for such issues may not be readily available. When fair valuation is used, the value of an investment used to determine the Trust’s net asset value may differ from published or quoted prices for the same investment. The valuations for these good faith securities are monitored and reviewed by the Trust’s Pricing Committee on an ongoing basis as information becomes available, but are evaluated at least quarterly. The good faith security valuations and fair value methodologies are reviewed and approved by the Trust’s Board of Trustees on a quarterly basis. There can be no assurance that the Trust could obtain the fair value assigned to an investment if it were to sell the investment at the same time which the Trust determines its net asset value per share. The market value of securities fair valued on September 30, 2014 was $9,518,773, which represents 1.75% of net assets.

Federal Income Taxes:  It is the Trust’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Income distributions, if any, are declared and paid quarterly by the Trust. Capital gains distributions, if any, are declared and paid annually.

Notes to Financial Statements

(continued)

The Trust has reviewed the tax positions for the open tax years as of September 30, 2014 and has determined that no provision for income tax is required in the Trust’s financial statements. The Trust’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Trust recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Trust’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain on investment transactions, or from paid in capital, depending on the type of book/ tax differences that may exist.

State Income Taxes:  Because the Trust has been organized by an Agreement and Declaration of Trust executed under the laws of the Commonwealth of Massachusetts, it is not subject to state income or excise taxes.

Net Asset Value:  In determining the net asset value per share, rounding adjustments are made for fractions of a cent to the next higher cent.

Distributions and Income:  Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles in the United States of America. These differences are primarily due to differing treatments for capital loss carryforwards and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid in surplus. The Trust’s distributions and dividend income are recorded on the ex-dividend date. Interest income, which includes accretion of market discount and amortization of premium, is accrued as earned. Certain securities held by the Trust pay interest in the form of cash or additional securities (known as Payment-in-kind or PIK); interest on such securities is recorded on the accrual basis.

The Trust participated in class action lawsuits against Wachovia Corp. and Citigroup, Inc., and received settlements which are included on the Statement of Operations.

Security Transactions:  Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Use of Estimates:  The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Credit Risk:  Investments in high-yield securities involve greater degrees of credit and market risks than investments in higher-rated securities. Bonds which are rated as less than investment grade tend to be more susceptible to real or perceived adverse economic conditions.

Note C–Trustees’ Compensation

Trustees’ compensation has been computed at the rate of 1/8 of 1% of the net assets (before deduction of accrued Trustees’ compensation) at the close of each quarter, from which the Trustees have paid certain expenses specified in the Declaration of Trust. For the year ended September 30, 2014 the current Independent Trustees were aggregately paid $200,000 from the Trustee fees.

Notes to Financial Statements

(continued)

The total number of shares owned beneficially by the Trustees, officers and members of their immediate families on September 30, 2014 was 4,911,432 shares (5.85%).

Other Expenses:  All non-asset based fees and expenses are accrued based on methodologies approved by the Board of Trustees.

Administrative Expenses & Salaries:  Northeast Investors Trust incurs salary and administrative expenses for personnel performing transfer agent and dividend disbursement related functions.

Note D–Shares of Beneficial Interest

At September 30, 2014, there were unlimited shares of beneficial interest authorized with a par value of $1. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2014		Year Ended September 30, 2013
	Shares	Amount	Shares	Amount
Shares Sold	29,002,873	$190,454,082	99,363,248	$640,422,168
Shares issued to shareholders in reinvestment of distributions from net investment income	5,217,539	$34,078,905	4,030,763	$25,330,642

	34,220,412	$224,532,987	103,394,011	$665,752,810

Shares repurchased	(86,185,330)	$(564,897,208)	(67,243,455)	$(429,026,024)

Net Increase (Decrease)	(51,964,918)	$(340,364,221)	36,150,556	$236,726,786

Note E–Purchases and Sales of Investments

The cost of purchases and the proceeds from sales and maturities of securities, other than short-term and government securities, aggregated $215,009,165 and $277,151,567 respectively, for the year ended September 30, 2014.

Note F–Short-term Borrowings

Short-term bank borrowings, which do not require maintenance of compensating balances, are generally on a demand basis and are at rates equal to adjusted money market interest rates in effect during the period in which such loans are outstanding. At September 30, 2014 the Trust has unused lines of credit amounting to $89,142,900. The lines of credit may be terminated at the bank’s option at their annual renewal dates.

The following information relates to aggregate short-term borrowings during the year ended September 30, 2014:

Average amount outstanding (total of daily outstanding principal balances divided by the number of days with debt outstanding during the period)	$74,445,999
Weighted average interest rate	1.34%

Note G–Repurchase Agreement

On a daily basis, the Trust invests cash balances into repurchase agreements secured by U.S. Government obligations. Securities pledged as collateral for repurchase agreements are held by the Trust’s custodian bank until maturity of the repurchase agreement. Provisions of the agreement ensure that the market value of the collateral is sufficient in the event of default.

Notes to Financial Statements

(continued)

However, in the event of default or bankruptcy by the other party to the agreement, realization and/ or retention of the collateral may be subject to legal proceedings. There were no repurchase agreements at September 30, 2014.

Note H–Additional Tax Information

The amount of distributions paid during the year ended September 30, 2014 and 2013 were $48,452,232 and $39,327,782, respectively, and were classified as ordinary income.

The Regulated Investment Company Modernization Act of 2010 (the “RIC Mod Act”) was enacted to update some of the federal income and excise tax rules related to regulated investment companies. The RIC Mod Act allows new capital losses to be carried forward indefinitely rather than for a maximum of eight years. The capital losses also now retain the character of the original loss rather than be carried forward as all short-term as under previous law. The provisions of the RIC Mod Act are effective for taxable years beginning after December 22, 2010. Losses incurred during these years (Post-RIC Mod Act) will be required to be utilized prior to the losses incurred in the pre-enactment taxable years. As a result the Pre-RIC Mod Act capital loss carryforwards may expire unused.

As of September 30, 2014 the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income	4,098,511
Capital Loss Carryforward Pre-RIC Mod Act:
2015	(53,488,548)
2016	(35,052,024)
2017	(100,070,501)
2018	(15,862,511)
2019	(159,796,299)

Total Capital Loss Carryforward Pre-RIC Mod Act:	(364,269,883)
Capital Loss Carryforward Post-RIC Mod Act:	(61,274,982)
Unrealized gains (losses)—net	(67,454,671)
Total distributable earnings (losses)—net	(488,901,025)

At September 30, 2014 the Trust’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

Tax cost	720,832,888
Gross unrealized gain	68,117,469
Gross unrealized loss	(135,572,140)

Net unrealized security gain (loss)	(67,454,671)

Note–I Fair Value Measurements

Accounting Standards Codification ASC 820, “Fair Value Measurements and Disclosures” (ASC 820) defines fair value as the price that would be received to sell an investment in an orderly transaction between two market participants at the measurement date. ASC 820 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust’s own market assumptions (unobservable inputs). The inputs or

Notes to Financial Statements

(continued)

methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of certain inputs to the fair value measurement requires judgments and considers factors that may be specific to each security. The various inputs that may be used to determine the value of the Trust’s investments are summarized in the following fair value hierarchy:

Level 1 — Unadjusted quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs based on data obtained from various pricing sources (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — Significant unobservable inputs including the Trust’s own assumptions used to determine the fair value of investments. Factors considered in making such determinations may include, but are not limited to, information obtained directly from the company or analysts and the analysis of the company’s financial statements or other documents.

The following table summarized the Trust’s investment as of September 30, 2014, based on the inputs used to value them.

	Level 1	Level 2	Level 3	Total as of 9/30/2014
Corporate Bonds, Notes and Preferred Securities	—	$530,159,149	$2,006,710	$532,165,859
Common and Preferred Stock	$74,263,793	$14,238,669	$7,512,063	$96,014,525
Foreign Bonds	—	$2,630,573	—	$2,630,573
Convertible Bonds	—	$13,995,191	—	$13,995,191
Asset Backed Security	—	$8,572,069	—	$8,572,069

	$74,263,793	$569,595,651	$9,518,773	$653,378,217

Transfers between hierarchy levels may occur due to market fluctuation, changes in valuation techniques and/or changes in the availability of market data used in the determination of an investment’s valuation. The Trust recognizes transfers between the levels at the end of each period. There has been one transfer between Level 1 and Level 2 for $14,148,864 due to an absence of a traded market on September 30, 2014. There has been one transfer between Level 2 and Level 3 for the period due to a bankruptcy and an absence of significant observable inputs.

At September 30, 2014, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

	Corporate Bonds, Notes & Preferred Securities	Common & PFD Stock	Totals
Beginning Balance @ 9/30/13	$5,358,360	$6,382,966	$11,741,326

Purchases	$136,837	$—	$136,837
Sales	$(1,500,000)	$(17,767)	$(1,517,767)
Realized Gain (Loss)	$—	$(947,427)	$(947,427)
Net Change in Unrealized Appreciation/(Depreciation)	$(1,988,487)	$2,094,291	$105,804
Transfers into Level 3	$—	$—	$—
Transfers out of Level 3	$—	$—	$—

Ending Balance @ 09/30/14	$2,006,710	$7,512,063	$9,518,773

Notes to Financial Statements

(continued)

Change in Unrealized Gain / (Loss) for Positions Still Held at September 30, 2014
Corporate Bonds	$(1,988,581)
Common Stocks	$1,140,201

Totals	$(848,380)

The Financial Accounting Standard Board (“FASB”) issued guidance that a reporting entity should disclose quantitative information about the unobservable inputs used in the fair value determinations that are categorized in the Level 3 hierarchy. The guidance also required additional disclosure regarding the valuation process used and the sensitivity of the fair value measurements to changes in unobservable inputs and the interrelationships between those unobservable inputs within Level 3. The following table presents a summary of valuation techniques, inputs and quantitative information used in determining the fair value of the Trust’s Level 3 securities as of September 30, 2014:

Investment Type	Fair Value	Valuation Technique	Significant Unobservable Inputs	Range	Increase to Valuation from an Increase in Input(1)
Fixed Income
Packaging & Container	$929,279	Market Approach(3)	Recovery Rate	not applicable	Increase

Food Processing	$1,052,890	Market Approach(3)	Private Company Discount	10%	Decrease

Paper/Forest Products	$24,541	Market Approach(3)	Recovery Rate	not applicable	Increase
Equity
Misc. Manufacturing	$4,634,363	Market Comparable(2)	EBITDA Multiple	6.4x - 15.9x	Increase

			Private Company Discount	50%	Decrease

Retail Food Chains	$2,877,700	Recent Transaction Price(4)	not applicable	not applicable	Increase

	$9,518,773

(1)

This column represents the directional change in the fair value of the Level 3 securities that would result from an increase to the corresponding unobservable input. A decrease to the unobservable inputs would have the opposite effect. Significant increases and decreases of these inputs could result in significantly higher or lower fair value determinations.

(2)	Earnings multiples are based on comparable companies and transactions of comparable companies.

(3)	A market approach using the value of the underlying assets of a company or expected distribution payout.

(4)

Certain securities are valued based on recent transactions (generally within six months of valuation date). In some cases, the fair value may be based on a pending transaction expected to occur after the valuation date.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Northeast Investors Trust:

We have audited the accompanying statement of assets and liabilities of Northeast Investors Trust (the “Trust”), including the schedule of investments, as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Northeast Investors Trust at September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 24, 2014

TRUSTEES & OFFICERS

The Trustees of Northeast Investors Trust are Ernest E. Monrad, Bruce H. Monrad, Peter J. Blampied, Marshall I. Goldman, George P. Beal, Charles R. Daugherty and the Hon. Maurice H. Richardson. Under Massachusetts Law, the Trustees are generally responsible for overseeing the operation and management of the Trust. The table below provides certain information about the Trust’s Trustees and Officers. The mailing address for the Trustees and Officers of the Trust is 125 High Street, Boston, MA 02110-2301.

The Trust’s Statement of Additional Information (SAI) contains additional information about the Trustees. To request a free copy, call the Trust at 800-225-6704 or visit our website at www.northeastinvestors.com.

Name/Age/Service*	Position	Principal Occupation(s) / Other Directorships During the Past Five Years
AFFILIATED TRUSTEES AND FUND OFFICERS
Ernest E. Monrad# Age: 84 Years of Service: 53	Trustee	Trustee of Northeast Investors Trust; Director of New America High Income Fund, Inc. (until Jan. 2013); Chairman of Sippican Capital Advisors
Bruce H. Monrad# Age: 52 Years of Service: 21	Trustee and Chairman	Trustee and Chairman of Northeast Investors Trust
Gordon C Barrett Age: 57 Years of Service: 26	Executive Vice President and Chief Financial Officer	Chief Financial Officer of Northeast Investors Trust; President of Sippican Capital Advisors; Chief Financial Officer of Northeast Investors Growth Fund (until Aug. 2011); Officer of Northeast Investment Management, Inc (until Nov. 2010)
David A. Randall Age: 47 Years of Service: 14	Chief Compliance Officer	Officer of Northeast Investors Trust; Officer of Northeast Investors Growth Fund (until Aug. 2011)

INDEPENDENT TRUSTEES
Peter J. Blampied Age: 72 Years of Service: 14	Trustee	Director of A.W. Perry, Inc.
Marshall I. Goldman Age: 84 Years of Service: 10	Trustee	Kathryn Wasserman Davis Professor of Russian Economics (Emeritus) at Wellesley College; Senior Scholar and Former Associate Director of the Davis Center for Russian and Eurasian Studies at Harvard University; Director of Century Bank & Trust Co.
George P. Beal Age: 61 Years of Service: 10	Trustee	Managing Partner, Boston Family Office, LLC; Director and Trustee of Breckinridge Capital Advisors
Charles R. Daugherty Age: 61 Years of Service: 10	Trustee	Managing Partner, Stanwich Advisors, LLC
Hon. Maurice H. Richardson Age: 86 Years of Service: 10	Trustee	Assistant Professor, Law & Psychiarty Program, Department of Psychiatry, University of Massachusetts Medical School (until 2011); Director of the Advisors Charitable Gift Fund.

*	The Trustees serve until their resignation or either the appointment or election of a successor, and the Officers serve at the pleasure of the Trustees.
#	Ernest E. Monrad and Bruce H. Monrad are father and son respectively.

Trustees

Ernest E. Monrad	Bruce H. Monrad
Peter J. Blampied	George P. Beal
Charles R. Daugherty	Hon. Maurice H. Richardson
Marshall I. Goldman

Officers

Bruce H. Monrad, Chairman

Gordon C. Barrett, Executive Vice President & Chief Financial Officer

Robert B. Minturn, Vice President

David A. Randall, Vice President & Chief Compliance Officer

Chapin P. Mechem, Vice President

Nancy A. Holler, Assistant Vice President

Matthew D. Fratolillo, Assistant Vice President

Joseph R. Morrison, Assistant Vice President

Custodian

State Street Bank & Trust Co.

200 Clarendon Street

Boston, Massachusetts 02116

Legal Counsel

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.

One Financial Center

Boston, Massachusetts 02111

Transfer Agent

Northeast Investors Trust

125 High St.

Boston, Massachusetts 02110

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon St.

Boston, Massachusetts 02116

This report is prepared for the information of the shareholders of Northeast Investors Trust and must not be given to others unless preceded or accompanied by a copy of the current Prospectus by which all offerings of the Trust shares are made. It should be noted in reading this report and the letter to shareholders that the record of past performance is not a representation as to the Trust’s future performance, and that the Trust’s investments are subject to market risks.

For a free copy of the Trust’s proxy voting guidelines or information on how the Trust voted proxies during the most recent 12 month period ended on June 30 visit www.northeastinvestors.com/media/proxyvotestrust.txt, call 1-800-225-6704 or visit the Securities and Exchange Commission (SEC)’s web site at www.sec.gov.

Shares of the Trust are sold to investors at net asset value by

Northeast Investors Trust

125 High St.

Boston, Massachusetts 02110

(800) 225-6704

The share price for Northeast Investors Trust is made available at www.northeastinvestors.com or by calling 800-225-6704.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer. A copy of the code of ethics updated to November 27, 2009 is filed as Exhibit 12(a)(1) to the registrants’s report on Form NCSR for the fiscal year ended September 30, 2009. The registrant did not make any amendements to the code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period.

Item 3. Audit Committee Financial Expert.

The registrant does not have an Audit Committee Financial Expert. Although the members of the registrant’s Audit Committee have a variety of business and investment experience, none of them has been determined to meet the technical qualifications required in order to meet the definition of an Audit Committee Financial Expert under this Item. Certain of the registrant’s trustees who are considered to be “interested persons” as defined in Section 2(a)(19) under the Investment Company of 1940, as amended, do possess such qualifications, but it has been determined that the Audit Committee should consist entirely of independent trustees. The Audit Committee, under its charter, has the ability to retain independent advisers if it deems it necessary or appropriate without the need to seek approval from the management of the Trust.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for the registrant’s fiscal years ended September 30, 2014 and September 30, 2013 for professional services rendered by the registrant’s principal accountant for the audit of its annual financial statements or services that are normally provided by such accountant in connection with statutory and regulatory filings were $122,400 and $117,700 respectively.

(b) Audit-Related Fees. The aggregate fees billed for the registrant’s fiscal years ended September 30, 2014 and September 30, 2013 for assurance and related services by the registrant’s principal accountant reasonably related to the performance of the audit of the registrant’s financial statements and not reported under Paragraph (a) of this Item were $72,850 and $70,450 respectively. Such services consisted of a report of the Trust’s transfer agent’s internal controls pursuant to rule 17AD-13, semi-annual report review and a report on the Trust’s antimoney laundering controls and policies.

(c) Tax Fees. The aggregate fees billed in the registrant’s fiscal years ended September 30, 2014 and September 30, 2013 for professional services rendered by the registrant’s principal accountant for tax matters were $13,000 and $12,500 respectively. Such services consisted of the preparation of the registrant’s federal income and excise tax returns.

(d) Other Fees. During the fiscal years ended September 30, 2014 and September 30, 2013 the aggregate fees billed for other services rendered by the registrant’s principal accountant were $0.

(e) It is the registrant’s policy that all audit and non-audit services provided by the registrant’s principal accountants be approved in advance by the Audit Committee, and all of the services described in Paragraphs (a)—(d) of this item were so approved.

(f) The registrant has been advised by its independent accountants that less than 50% of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for its fiscal year ended September 30, 2014 were attributed to work performed by persons other than the principal accountants’ full-time, permanent employees.

(g) Not applicable to the registrant.

(h) Not applicable to the registrant

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Schedule of Investments

Enclosed as part of Item 1 Above.

Securities reflected in the Schedule of Assets may be pledged as collateral to secure the Trust’s bank borrowings.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to the registrant.

Item 9. Purchase of Equity Securities by Closed-End Management Company and Affiliated Purchasers

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no changes with respect to procedures for shareholders to recommend nominees for Trustee from the disclosure contained in the registrant’s Proxy Statement for its Meeting of Beneficaries convened on May 16, 2005.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and financial officers, after evaluating the effectiveness of the Company’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended), have concluded that, based on such evaluation, the registrant’s disclosure controls and procedures were effective as of a date within 90 days of the filing of this report.

(b)	The Registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	99.CERT—Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)	99.906CERT—A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northeast Investors Trust

By (Signature and Title)

Bruce H. Monrad
Chairman
(principal executive officer)
Date: December 5, 2014

By (Signature and Title)

Gordon C. Barrett
Treasurer
(principal financial officer)

Date: December 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

Bruce H. Monrad
Chairman
(principal executive officer)

Date: December 5, 2014

By (Signature and Title)

Gordon C. Barrett
Treasurer
(principal financial officer)

Date: December 5, 2014